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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Brian L. Halla, Donald Macleod, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

                   SIGNATURE                                         DATE
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

              /s/ BRIAN L. HALLA                                August 1, 1997
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                Brian L. Halla

              /s/ GARY P. ARNOLD                                July 29, 1997
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                Gary P. Arnold

               /s/ ROBERT BESHAR                                July 29, 1997
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                 Robert Beshar

            /s/ MODESTO A. MAIDIQUE                            August 12, 1997
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              Modesto A. Maidique

            /s/ EDWARD R. MCCRACKEN                             July 30, 1997
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              Edward R. McCracken

             /s/ J. TRACY O'ROURKE                              July 29, 1997
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               J. Tracy O'Rourke

             /s/ CHARLES E. SPORCK                              July 21, 1997
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               Charles E. Sporck

             /s/ DONALD E. WEEDEN                               July 31, 1997
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               Donald E. Weeden

              /s/ DONALD MACLEOD                                July 30, 1997
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                Donald Macleod

          /s/ RICHARD D. CROWLEY, JR.                           July 30, 1997
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            Richard D. Crowley, Jr.